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                                                                   Exhibit 10-0
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[LOGO OF AMSOUTH APPEARS HERE]


                            ____________  ___,1994


Brasfield & Gorrie General Contractor, Inc.
P.O. Box 10383
Birmingham, Alabama 35202

Attention: Charles L. Grizzle, Jr., Esquire

Dear Chip:

     AmSouth Bank, N.A. ("AmSouth") is today entering into the Standard Form of Agreement between Owner and Contractor (Buildings) (the "Agreement") with Brasfield & Gorrie General Contractor, Inc. ("Brasfield & Gorrie"). AmSouth desires to assign the Agreement to Sun Riverchase, Limited Partnership ("Sun Riverchase"). In consideration for Brasfield & Gorrie's consent to the assignment of the Agreement and for other good and valuable consideration, receipt of which is hereby acknowledged, so long as Brasfield & Gorrie performs its obligations under the Agreement AmSouth does hereby unconditionally guarantee the full payment of all amounts due to Brasfield & Gorrie under the Agreement as such amounts become due. AmSouth shall pay all collection costs, including reasonable attorney's fees, in the event Brasfield & Gorrie initiates legal action to enforce the guarantee set forth herein. AmSouth also agrees that it will cooperate with Brasfield & Gorrie in the enforcement of Brasfield & Gorrie's rights against Sun Riverchase under the Agreement, including, if and to the extent

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Charles L. Grizzle, Jr., Esquire
____________ __, 1994
Page 2.


necessary, allowing Brasfield & Gorrie to bring lawsuits or actions against Sun Riverchase in the name of AmSouth. If Brasfield & Gorrie desires to bring any such lawsuit or action against Sun Riverchase, it will give AmSouth notice of the same with a full explanation of the factual and legal basis thereof and give AmSouth the opportunity to pursue or participate in, at AmSouth's election, such lawsuit or action. Brasfield & Gorrie shall pay the reasonable costs and expenses of any such lawsuit or action pursued or participated in by AmSouth.


                                          AMSOUTH BANK N.A.


                                          BY: /s/ Henry A. Long Jr.
                                             ----------------------------

                                          TITLE: SR. VICE PRESIDENT
                                                -------------------------


Agreed, this __ day of
___________, 1994

Brasfield & Gorrie General Contractor, Inc.

By: /s/ M. James Gorrie
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Title: Executive Vice President
      ---------------------------